Segment Reporting (Details)	12 Months Ended
Dec. 31, 2025 segments
Segment Reporting [Abstract]
Description of CODM	The Company’s chief operating decision maker (“CODM”) is the Chief Executive Officer. The CODM regularly reviews financial information, including segment revenue, gross profit, significant segment expenses (selling expenses and general and administrative expenses), segment net income (loss), and segment assets to evaluate segment performance and allocate resources accordingly. Based on the internal management reporting and assessment, the Company determined that it operates in two reportable segments: Hong Kong Trading and PRC Manufacturing
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer
Number of reportable segment	2